Supplement dated March 14, 2011
to the Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 Prospectus
for Principal Funds, Inc.
dated January 1, 2011

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

INTERNATIONAL EQUITY INDEX FUND
On page 8, add the following under the Sub-Advisor(s) and Portfolio Manager(s) heading:
· Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager
Delete the information regarding Dirk Laschanzky and Scott Smith.

MANAGEMENT OF THE FUNDS
In the section for Principal Global Investors, LLC on page 23, add the following information:

Thomas L. Kruchten has been with PGI since 2005. He earned a B.A. in Finance from the
University of Northern Iowa. Mr. Kruchten has earned the right to use the Chartered Financial
Analyst designation and is a member of the CFA Society of Iowa.

Delete the references to Dirk Laschanzky and Scott W. Smith.